UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)     April 1, 2006
                                                 -------------------------------

                                UTIX GROUP, INC.
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               (Exact Name of Registrant as Specified in Charter)

           Delaware                   0-24015                   75-2340624
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(State or Other Jurisdiction          (Commission              (IRS Employer
        of Incorporation)             File Number)           Identification No.)
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               7 New England Executive Park, Burlington, MA 01803
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               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code   (781) 229-2589
                                                   -----------------------------

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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [  ]   Written communications pursuant to Rule 425 under the
                Securities Act (17 CFR 230.425)

         [  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange
                Act (17 CFR 240.14a-12)

         [  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On March 31, 2006, we entered into a Joint Venture Agreement (the "Agreement") with Overtoun Holdings, Inc. ("Overtoun"), effective as of April 1, 2006 (the "Effective Date"). The term of the Agreement (the "Term") commenced on the Effective Date and will continue until April 1, 2008. The Term will be automatically extended for additional two-year periods, provided the gross revenue relating to business introduced by Overtoun, pursuant to the terms of the Agreement, exceeds $2,000,000 during each two-year period.

         Pursuant to the Agreement:

         o We granted Overtoun the exclusive right to market the Utix ticket platform system to certain entities located and/or operating in North America, including (i) Major League, Minor League, and Collegiate sports teams and organizations participating in baseball, football, hockey and soccer; (ii) stadiums and arenas; (iii) automobile racing facilities and horse and dog tacks;
(iv) museums and aquariums; (v) nightclubs; and (vi) Broadway theaters and entertainment centers in New York City.

         o Overtoun will provide us with quarterly marketing reports, on or before the first day of each quarter within the Term.

         o Overtoun will, at our direction, assist on a non-exclusive basis with the promotion and distribution of our existing experience based product line (the "Utix Products").

         o During the initial  Term,  we will provide  Overtoun with advances of
(i) $35,000 upon execution of the Agreement, and (ii) $10,000 per month on each of May 1, 2006, June 1, 2006, July 1, 2006, August 1, 2006, September 1, 2006
and October 1, 2006, to apply towards expenses related to staffing, travel, and marketing (collectively, the "Marketing Expense Advance").

         o With respect to each exclusive program, and for any non-exclusive programs in which our management requests Overtoun's assistance, "Net Program Profit" (as defined in the Agreement) shall be treated as follows:

             (i) we shall retain 14% of the Net Program Profit, resulting from the first $1,000,000 of "Ticket Revenues" (as defined in the Agreement), and 10% of the Net Program Profit thereafter (the balance after deduction of such amounts, being hereafter referred to as the "Adjusted Net Program Profit");

             (ii) we shall (A) retain 50% of the Adjusted Net Program Profit, and (B) within 10 business days after the end of each month, distribute 50% to Overtoun, after first recouping any Marketing Expense Advance we previously paid to Overtoun; provided, however, that Overtoun may, subject to our approval, elect to receive shares of our common stock as payment for all or any portion of the Adjusted Net Program Profit, valued as of the date we are required to remit payment to Overtoun;

             (iii) Overtoun shall continue to receive its share of the Adjusted Net Program Profit as to each customer introduced by Overtoun for as long as such customer continues any program commenced prior to the date of expiration of the Agreement;

             (iv) with regard to any ticket program, we shall recoup all program setup, operational, fulfillment and any other costs, including, without limitation, any licensing fees, commissions and other revenue share agreements payable thereunder, prior to the distribution of any Adjusted Net Program Profit to Overtoun; and

             (v) Any fees we receive for programs for which compensation would be payable pursuant to the Agreement, other that Ticket Revenues, shall be split evenly between the parties, net of any expenses incurred by either party.

         o Both Overtoun and our company, subject to board approval, will provide in our budgets $5,000 per quarter for certain Charitable Contributions (as further described in the Agreement).

         o Title to, ownership of, and all proprietary rights in the Utix Products and Program, and in our trade name and trademarks, are reserved to and will at all times remain with us.

         A copy of the Agreement is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

APPOINTMENT OF MARK L. POVER AS SECRETARY

         On April 3, 2006, our board of directors (i) accepted the resignation of Anthony G. Roth, our President and Chief Executive Officer, and a director of ours, as our Secretary, and (ii) appointed Mark L. Pover, our Chief Financial Officer, as our Secretary.

         Mr. Pover has been our Chief Financial Officer since February 1, 2006. He has over eighteen (18) years of diversified experience in financial and operational management, with substantial experience in the areas of executive management, finance and accounting, investment banking, mergers and acquisitions, and information technology. Prior to joining our company, he served as Chief Financial Officer of Turbine Entertainment Software Corporation, a Massachusetts-based publisher and developer of subscription-based online entertainment, since 1999. Previously, Mr. Pover served as Chief Financial Officer of Eon Reality, a developer of interactive visual content management software that he co-founded; Chief Financial Officer of Prosolvia, Inc., the U.S. division of Prosolvia AB, a publicly traded Swedish company; General Manager of Deluxe Video Services, a division of publicly traded Rank Group, PLC; and Chief Financial Officer of VIDCO International and Associates. From 1987 through 1993, Mr. Pover served as a professional accountant with the firms of Porvin, Todes & Burnstein, P.C. and Kopmeyer & Hoag, P.C. He earned a Bachelor of Science degree in Administration from the University of Michigan and a Masters of Science degree in Management from Walsh College.

APPOINTMENT OF BILL FENIMORE AS DIRECTOR

         On April 3, 2006, our board of directors appointed Bill Fenimore as a director for our company, filling a vacancy on our board.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Not Applicable

         (b) Not Applicable

         (c) Exhibits

         EXHIBIT NUMBER       DESCRIPTION

            10.1              Joint Venture Agreement between Utix Group, Inc.
                              and Overtoun Holdings, Inc.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                       UTIX GROUP, INC.



Date:   APRIL 11, 2006                 By: /s/ Anthony G. Roth
      ----------------------              --------------------------------
                                          Anthony G. Roth
                                          President and Chief Executive Officer